TERMINATION LETTER

Date: 3rd January, 2008

WHEREAS:

(A) Hutchison Telecommunications Investment Holdings Limited ("HTIHL"), Hutchison Whampoa Limited ("HWL"), Orascom Telecom Eurasia Limited
     ("OTEL") and Orascom Telecom Holding S.A.E. ("OTH") are parties to a shareholders agreement dated 21 December, 2005 (the "Shareholders Agreement"), relating, inter alia, to the relationship of HTIHL and OTEL as shareholders in Hutchison Telecommunications International Limited ("HTIL", together with each of HTIHL, HWL and OTEL being hereinafter together referred to as the "Parties" and each a "Party").

(B) The Parties have agreed to terminate the Shareholders Agreement pursuant to the terms and conditions of this Letter Agreement.

NOW IT IS AGREED as follows:

1 Each Party hereby irrevocably and unconditionally agrees that with effect from the execution and delivery hereof, the Shareholders Agreement shall be terminated and shall as from that time cease to be of any legal effect.

2 Each Party shall, with effect from the execution and delivery hereof, irrevocably and unconditionally release and waive all claims and/or rights which it has or may have against the other Parties under the Shareholders Agreement.

3. Each Party undertakes that it will take such action and execute or sign such further documents or agreements as may be reasonably required in order to give full effect to the terms and conditions of this Letter Agreement including, but without limitation, ensuring that this Letter Agreement is enforceable.

4. Each Party shall bear its own costs and expenses incurred in connection with the negotiation, preparation, execution and carrying into effect of this Letter Agreement.

5. This Letter Agreement may be executed in counterparts, but shall not be effective until each Party has executed and delivered one counterpart. Each counterpart shall constitute an original of this Letter Agreement but both the counterparts shall together constitute one and the same document.

6. This Letter Agreement is governed by and shall be construed in accordance with English law.

7. The parties irrevocably agree that the English courts are to have non-exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and proceedings in respect of any dispute may be brought in such courts.

IN WITNESS of which this Letter Agreement has been executed and has been delivered on the date which appears above.

THE COMMON SEAL of                      )
HUTCHISON TELECOMMUNICATIONS            )
INVESTMENT HOLDINGS LIMITED             )
was hereunto affixed                    )
in the presence of:                     )   /s/ Susan Chow
                                         ---------------------------
                                         Name:  Susan Chow

Signature
of Witness:  /s/ Lam Sin Yu
            --------------------------

Name:       Lam Sin Yu, Bernardine
            --------------------------

Address:    Solicitor, Hong Kong SAR

            __________________________

Occupation: __________________________

THE COMMON SEAL of                      )
HUTCHISON WHAMPOA                       )
LIMITED                                 )
was hereunto affixed                    )
in the presence of:                     )  /s/ Susan Chow
                                         ---------------------------
                                         Name: Susan Chow

Signature
of Witness:  /s/ Lam Sin Yu
            --------------------------
Name:       Lam Sin Yu, Bernardine
            --------------------------
Address:    Solicitor, Hong Kong SAR
            __________________________                    /s/ Edith Shih
                                                              Edith Shih
Occupation: __________________________

THE COMMON SEAL of                      )
ORASCOM TELECOM                         )
EURASIA LIMITED                         )
was hereunto affixed                    )                            Common Seal
in the presence of:                     )  /s/ Naguib Sawiris
                                         ---------------------------
                                         Name: Naguib Sawiris

Signature
of Witness:  /s/ Ragy Soliman
            ----------------------------------

Name:       Ragy Soliman
Address:    2005 A Nile City Towers
            Cornish El Nile, Ramlet Beaulac 11221, Cairo-Egypt
Occupation: Attorney at law


EXECUTED and DELIVERED        )
as a DEED by                  )
ORASCOM TELECOM               )
HOLDINGS S.A.E.               )
acting by:                    )  /s/ Naguib Sawiris
                               ---------------------------
                               Name: Naguib Sawiris

Signature
of Witness:  /s/ Ragy Soliman
            ----------------------------------

Name:       Ragy Soliman
Address:    2005A Nile City Towers
            Cornish El Nile, Ramlet Beaulac 11221, Cairo-Egypt
Occupation: Attorney at law